SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1933

October 15, 2003

Date of Report (date of earliest event reported)

Avistar Communications Corporation

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-31121 (Commission File Number)	88-0383089 (I.R.S. Employer Identification Number)

555 Twin Dolphin Drive, Suite 360, Redwood Shores,
California 94065

(Address of principal executive offices) (Zip Code)

(650) 610-2900

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Index
EXHIBIT 99.1

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On October 16, 2003, Avistar Communications Corporation issued a press release announcing that it had entered into a common stock purchase agreement with certain investors and completed the sale of its common stock to such investors. The press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits. The following exhibit is filed with this report.

Exhibit Number	Description

99.1	Press Release dated October 16, 2003

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2003

AVISTAR COMMUNICATIONS CORPORATION

By: /s/ Robert J. Habig Robert J. Habig Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated October 16, 2003